American Century Quantitative Equity Funds, Inc. Prospectus Supplement Disciplined Growth Fund
Supplement dated August 1, 2019 ■ Prospectus dated November 1, 2018
The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus:

Shareholder Fees (fees paid directly from your investment)
	Investor	I1	Y	A	C	R	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None²	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5
Management Fee	1.01%	0.81%	0.76%	1.01%	1.01%	1.01%	0.81%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	0.82%	0.77%	1.27%	2.02%	1.52%	0.82%
Fee Waiver[3]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver	1.01%	0.81%	0.76%	1.26%	2.01%	1.51%	0.81%

[1]	Prior to April 10, 2017, this class was referred to as the Institutional Class.

[2]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
3 The advisor has agreed to waive 0.01 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The following replaces the Example section on page 2 of the prospectus.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. You may be required to pay brokerage commissions on your purchases of Investor or I Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$103	$324	$563	$1,247
I Class	$83	$261	$455	$1,013
Y Class	$78	$245	$427	$954
A Class	$696	$954	$1,232	$2,019
C Class	$204	$634	$1,088	$2,344
R Class	$154	$480	$829	$1,810
R5 Class	$83	$261	$455	$1,013

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-95379 1908

American Century Quantitative Equity Funds, Inc. Prospectus Supplement NT Disciplined Growth Fund
Supplement dated August 1, 2019 ■ Prospectus dated November 1, 2018

The following replaces the Annual Fund Operating Expenses table on page 2 of the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	G1
Management Fee	1.00%	0.80%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	0.81%
Fee Waiver[2]	0.01%	0.80%³
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	0.01%

[1]	Prior to July 31, 2017, this class was referred to as the Institutional Class.
2 The advisor has agreed to waive 0.01 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

[3]
The advisor has agreed to waive the G Class’s management fee in its entirety. The advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The following replaces the Example section on page 2 of the prospectus.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. You may be required to pay brokerage commissions on your purchases of Investor Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$102	$321	$558	$1,235
G Class	$1	$3	$6	$13

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-95380 1908